UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Grace Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Grace Therapeutics, Inc.
103 Carnegie Center, Suite 300
Princeton, New Jersey 08540
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on September 12, 2025
To our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders and any adjournments or postponements thereof (the “2025 Annual Meeting” or the “Annual Meeting”) of GRACE THERAPEUTICS, INC., a Delaware corporation (the “Company”). The Annual Meeting will be held virtually on September 12, 2025 at 8:30 a.m. Eastern Time at www.virtualshareholdermeeting.com/GRCE2025. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held for the following purposes:
1.
To elect the five nominees for director named in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the “Proxy Statement”) for a one-year term expiring at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”).

2.	To approve, on an advisory basis, the compensation of our named executive officers.
3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026.
4.	To transact such other business as may properly be brought before the Annual Meeting.
Our Board recommends that stockholders vote FOR ALL for Proposal No. 1 and FOR Proposals No. 2 and No. 3.
These items of business are more fully described in the Proxy Statement.
The Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/GRCE2025 and entering the 16-digit Control Number included in (i) your Notice of Internet Availability of Proxy Materials (the “Notice”), (ii) your proxy card or voting instruction form in the enclosed proxy materials or (iii) the instructions that you received via email. Please refer to the additional logistical details and recommendations in the Proxy Statement. You may log-in to the Annual Meeting beginning at 8:15 a.m. Eastern Time on September 12, 2025.
The record date for the Annual Meeting is July 18, 2025 (the “Record Date”). Only stockholders of record as of the close of business on the Record Date may vote at the Annual Meeting. We will commence mailing the Notice to our stockholders on or about July 28, 2025, which will contain instructions on how to vote at the Annual Meeting as well as how to access the Proxy Statement and our 2025 Annual Report on Form 10-K.
It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please provide your proxy by following the instructions described in the Proxy Statement.

By Order of the Board of Directors,

/s/ Prashant Kohli
Prashant Kohli
Chief Executive Officer

Princeton, New Jersey
July 28, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 12, 2025 at 8:30 a.m. Eastern Time online at www.virtualshareholdermeeting.com/GRCE2025.

Copies of our Proxy Materials, consisting of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Accompanying Form of Proxy Card, and our 2025 Annual Report on Form 10-K, are available free of charge at www.proxyvote.com and our website, www.gracetx.com.
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YOUR VOTE IS IMPORTANT
If your shares are held in a brokerage account or with a bank or another nominee record holder, please be sure to mark your voting choices on the voting instruction form provided to you by your broker, bank or other nominee. If you fail to specify your voting instructions, your shares will not be voted on certain proposals due to rules applicable to broker voting, and we may incur additional costs to solicit votes.

GRACE THERAPEUTICS, INC.

103 Carnegie Center, Suite 300
Princeton, New Jersey 08540
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 8:30 A.M., EASTERN TIME, ON SEPTEMBER 12, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 12, 2025
We are making this Proxy Statement and the accompanying form of proxy card, and our 2025 Annual Report on Form 10-K (the “Annual Report”), available electronically via the internet at ww www.virtualshareholdermeeting.com/GRCE2025 and our website, www.gracetx.com. If you wish to receive a paper or email copy of these documents, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials (the “Notice”). There is no charge for requesting a copy.
The Notice will be mailed to our stockholders on or about July 28, 2025, in connection with the solicitation of proxies on behalf of our Board of Directors (our “Board”) for use at our 2025 Annual Meeting of Stockholders, to be held on September 12 at 8:20 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/GRCE2025, and at any adjournment or postponement thereof (the “2025 Annual Meeting” or the “Annual Meeting”). Whether or not you plan to attend the Annual Meeting, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may submit your proxy by mail, by telephone, or through the internet by following the instructions set forth on the Notice.
Except as otherwise indicated, references in this Proxy Statement to “Grace,” “Grace Therapeutics,” “the Company,” “we,” “us” and “our” refer to Grace Therapeutics, Inc. (formerly known as Acasti Pharma Inc.) and its consolidated subsidiary.

MEETING AGENDA

Proposals	Page	Voting Required for Approval	Board Recommendation
Proposal No. 1: To elect the five nominees for director named in this Proxy Statement for a one-year term expiring at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”)	7	The five nominees for director receiving a plurality of the votes cast “FOR” election will be elected as directors for a one-year term expiring at the 2026 Annual Meeting	“FOR ALL” for the election of the named director nominees

Proposal No. 2: To approve, on an advisory basis, the compensation of our named executive officers	8	Affirmative vote of the majority of votes cast on this Proposal	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers

Proposal No. 3: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026	9	Affirmative vote of the majority of votes cast on this Proposal	“FOR” the ratification of the appointment of KPMG LLP

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.
Q:	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A:
We have elected to provide access to our proxy materials on the internet. Accordingly, we are sending the Notice to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of proxy materials on the internet to help us reduce the environmental impact of the Annual Meeting.

Q:	Who can attend the Annual Meeting, and how do I attend?
A:	All stockholders are invited to attend the Annual Meeting.
The Annual Meeting is a virtual only meeting held through a live webcast at www.virtualshareholdermeeting.com/GRCE2025. You will not be able to attend the Annual Meeting in person.
You are entitled to attend and ask questions at the Annual Meeting if you were a stockholder as of the close of business on the Record Date (i.e., July 18, 2025). To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/GRCE2025 and enter the 16-digit Control Number found next to the label “Control Number” on your Notice, your proxy card, voting instruction form or in the email in which this Proxy Statement was sent to you. If you are a beneficial stockholder, you should contact the bank, broker or other nominee where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your Control Number or voting instruction form to vote.
Whether or not you attend the Annual Meeting, it is important that you submit your proxy so that your shares are voted at the Annual Meeting.
We encourage you to access the Annual Meeting before it begins. Online check-in will begin at 8:15 a.m. Eastern Time on September 12, 2025.
If you were not a stockholder as of the Record Date, or you do not log-in using your Control Number, you will be able to log-in as a guest by visiting www.virtualshareholdermeeting.com/GRCE2025 and registering as a guest. Please note that if you log-in as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting.
Q:	Who can vote at the Annual Meeting, and how many shares can they vote?
A:
Only stockholders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 13,828,562 shares of common stock outstanding and entitled to vote.

Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by him, her or it that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in the election of directors.
Q:	What am I being asked to vote on?
A:	There are three matters scheduled for a vote at the Annual Meeting, which are described in more detail below in this Proxy Statement:
•	Proposal No. 1: To Elect the five nominees for director named in this Proxy Statement for a one-year term expiring at the 2026 Annual Meeting (“Proposal No. 1”);
•	Proposal No. 2: To approve, on an advisory basis, the compensation of our named executive officers (“Proposal No. 2”); and
•	Proposal No. 3: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 (“Proposal No. 3”).

Q:	How many votes are needed to approve each proposal?
A:
For Proposal No. 1, the five nominees receiving a plurality of the votes cast “FOR” election will be elected for a one-year term expiring at the 2026 Annual Meeting. You may choose to vote or withhold your vote for one or more of such nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors, although it will be counted for purposes of establishing a quorum. Broker non-votes will have no effect on the outcome of Proposal No. 1.

For Proposal No. 2, to approve, on an advisory basis, the compensation of our named executive officers, the affirmative vote of the majority of votes cast on this Proposal is required for approval. Abstentions and broker non-votes will be considered in determining whether a quorum is present and will have no effect on the outcome of Proposal 2.
For Proposal No. 3, to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026, the affirmative vote of the majority of votes cast on this Proposal is required for approval. Abstentions will have no effect on the outcome of Proposal No. 3. There will be no broker non-votes with respect to Proposal No. 3.
Q:	What does it mean to vote by proxy?
A:
A proxy is a person you appoint to vote on your behalf. Unless you vote during the Annual Meeting, by voting using any of the other methods described in this Proxy Statement, you will be appointing as your proxies Prashant Kohli, our Chief Executive Officer, and Robert DelAversano, our Principal Financial Officer and Vice President, Finance. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:	What are the recommendations of the Board?
A:	Our Board unanimously recommends that you vote your shares as follows:
•	“FOR ALL” for the election of each of the five director nominees to our Board for a one-year term expiring at the 2026 Annual Meeting;
•	“FOR” approval, on an advisory basis, of the compensation of our named executive officers; and
•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026.
Q:	What if another matter is properly brought before the Annual Meeting?
A:
Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and at any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment to the extent authorized under Rule 14a-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	How do I vote?
A:
Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record.
If you are a stockholder of record, your proxy is being solicited directly by us, and you may vote online during the Annual Meeting or vote prior to the Annual Meeting by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote prior to the Annual Meeting by proxy through the internet, over the telephone or by using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already submitted your proxy.
•
To submit your proxy prior to the Annual Meeting (until 11:59 p.m. Eastern Time on September 11, 2025), you may vote via the internet at www.proxyvote.com, by telephone, or by completing and returning the proxy card, as described below.

•
To submit your proxy through the internet prior to the Annual Meeting, go to www.proxyvote.com and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the Control Number found on your Notice, your proxy card, voting instruction form or in the email sending you the Proxy Statement. You may submit your proxy through the internet 24 hours a day. Your internet proxy must be received by 11:59 p.m. Eastern Time on September 11, 2025 to be counted.

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To submit your proxy over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Control Number found on your Notice, your proxy card, voting instruction form or in the email sending you the Proxy Statement. Your telephone proxy must be received by 11:59 p.m., Eastern Time on September 11, 2025 to be counted.

•
To submit your proxy by mail, please request a paper copy of the materials, which will include a proxy card. Please promptly complete, sign and date the proxy card and return it promptly to ensure that it is received prior 11:59 p.m. on September 10, 2025.

•
If you sign your proxy card but do not indicate how you wish to vote, the proxies (one of the individuals named on your proxy card) will vote your shares “FOR ALL” for the election of each of the five named director nominees, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers and “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 and, if any other matter is properly presented at the Annual Meeting, the proxies will vote your shares using his or her discretion.

•	Unsigned proxy cards will not be counted.
•
To vote during the Annual Meeting, if you are a stockholder of record as of the Record Date, follow the instructions at www.virtualshareholdermeeting.com/GRCE2025. You will need to enter the Control Number found on your Notice, your proxy card, voting instruction form or in the email sending you the Proxy Statement.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If on the Record Date your shares were held indirectly (that is, you held your shares in “street name” in a brokerage account or with a bank or another nominee record holder), then you are a beneficial owner.
If you are a beneficial owner, a Notice or voting instruction form has been provided to you by your broker, bank or other nominee describing how to submit voting instructions for your shares.
•
If you receive a voting instruction form, you can submit your voting instructions by completing and returning such voting instruction form. Please be sure to mark your voting choices on your voting instruction form before you return it. You may also be able to submit your voting instructions by telephone or through the internet or at the Annual Meeting, depending on your voting instructions (with a legal proxy from your broker, bank or other nominee). Please refer to the instructions provided with your voting instruction form for information about submitting your voting instructions in these ways. See also “If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other nominee with voting instructions, what happens?” below.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Q:	If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other nominee with voting instructions, what happens?
A:
If you are a beneficial owner of shares held in street name and your voting instruction form or Notice does not indicate that you may vote your shares directly (or you have not obtained a legal proxy from your broker, bank or other nominee), you must provide your broker, bank or other nominee with instructions on how to vote your shares for “non-routine” matters. Your broker, bank or other nominee is entitled to vote shares held for a beneficial holder on discretionary, or “routine,” matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, without instructions from the beneficial holder of those shares, a broker, bank or other nominee is not entitled to vote shares held for a beneficial holder on certain non-discretionary items, or “non-routine” matters, such as the election of directors and the advisory vote on the compensation of our named executive officers. Consequently, if you do not submit any voting instructions to your broker, bank or other nominee, such institution may exercise its discretion to vote your shares only on the proposal to ratify the appointment of KPMG LLP. For non-discretionary matters, if you do not submit any voting instructions, your shares will (i) constitute “broker non-votes,” (ii) count for establishing the presence of a quorum, and (iii) have no effect on the election of directors or the advisory vote on the compensation of our named executive officers.

Q:	Can I change my vote or revoke my proxy?
A:	Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.
If you are a stockholder of record, you may revoke your proxy by: (1) submitting a new proxy over the internet or by telephone or submitting another properly completed proxy card with a later date than your original card, but no later than (x) 11:59 p.m. on September 10, 2025 if you are submitting by mail and (y) 11:59 p.m. on September 11, 2025 if you are submitting by telephone or internet; or (2) voting at the Annual Meeting (note that simply attending the Annual Meeting will not, by itself, revoke your proxy). We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls.
If you are a beneficial owner, you should follow the instructions provided by your broker, bank or other nominee.
Q:	How are votes counted?
A:	Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count, for Proposal No. 1, “For” and “Withhold” votes and broker non-votes for each nominee; for

Proposal No. 2, “For,” “Against,” “Abstain” votes and broker non-votes; and, for Proposal No. 3, “For,” “Against,” and “Abstain” votes. An agent of Broadridge will tabulate the votes and serve as inspector of election for the Annual Meeting.
Q:	What is the quorum requirement, and what happens if a quorum is not present at the Annual Meeting?
A:
A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. A quorum will be present if stockholders holding at least a one-third of the voting power of the issued and outstanding shares of our capital stock entitled to vote at the Annual Meeting are present or represented by proxy at the Annual Meeting. On the Record Date, there were 13,828,562 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Thus, the holders of 4,609,521 shares must be present or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting (see “Who can attend the Annual Meeting, and how do I attend?” above for details). Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present or represented by proxy at the Annual Meeting, the Annual Meeting will be adjourned by either the chairperson of the meeting or by the vote of a majority in the voting power of the stockholders entitled to vote and present or represented by proxy, until a quorum is obtained. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.
Q:	Why is the Annual Meeting online, and will I still have the same participation rights as I would have at an in-person stockholder meeting?
A:
By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall efficiency and safety for us and our stockholders. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.

In addition to voting online during the Annual Meeting or changing a vote you may have submitted previously by following the methods described in this Proxy Statement, stockholders who attend the Annual Meeting and log in using their Control Number will have an opportunity to submit questions online during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Q:	Where can I get technical assistance during the Annual Meeting?
A:
The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a stable internet connection, allow plenty of time to log in, and can hear streaming audio prior to the start of the Annual Meeting.

If you have difficulty accessing the Annual Meeting or experience technical difficulties during the Annual Meeting, please call the toll-free number that will be available on our virtual stockholder login site (www.virtualshareholdermeeting.com/GRCE2025) for assistance. Technicians will be available to help you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, and technicians will be available through the conclusion of the Annual Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.
Q:	Where can I access the Annual Report?
A:
A copy of our 2025 Annual Report, which consists of our Annual Report on Form 10-K for the year ended March 31, 2025, has been made available or mailed concurrently with this Proxy Statement, without charge, to our stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Annual Report on Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to our Corporate Secretary at Grace Therapeutics, Inc., 103 Carnegie Center, Suite 300, Princeton, New Jersey 08540, Attn: Corporate Secretary.
Q:	How can I see who is entitled to vote at the Annual Meeting?
A:
For a period of ten days ending on the day before the date of the Annual Meeting, a list of our record stockholders as of the close of business on the Record Date will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting at our corporate headquarters during regular business hours. Please contact our Corporate Secretary at Grace Therapeutics, Inc., 103 Carnegie Center, Suite 300, Princeton, New Jersey 08540, Attn: Corporate Secretary, (609)322-1602 to make arrangements to inspect the list.

Q:	What does it mean if I receive more than one Notice or set of proxy materials?
A:
If you receive more than one Notice or set of proxy materials, your shares may be registered in more than one name or in different accounts. To ensure that all of your shares are voted, please submit each proxy card or voting instruction form you receive or, if you submit a proxy over the internet or by telephone, you will need to enter each of your Control Numbers.

Q:	How will proxies be solicited and who is paying for the cost of the proxy solicitation?
A:
We will pay for the entire cost of soliciting proxies, including the printing, handling and mailing of the Annual Meeting materials. In addition to these proxy materials, our directors and certain executive officers may, without additional remuneration, solicit proxies in person, by telephone, or by other means of communication. We may also reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to our stockholders, if any.

Q:	Who is the independent registered public accounting firm, and will it be represented at the Annual Meeting?
A:
KPMG LLP served as our independent registered public accounting firm for the fiscal year ended March 31, 2025 and audited our financial statements for such fiscal year. We expect that one or more representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions during a portion of the Annual Meeting. KPMG LLP has been appointed by the Audit Committee of our Board (the “Audit Committee”) to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2026.

Q:	Why are we being asked to ratify the appointment of KPMG LLP?
A:
Although stockholder approval of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of KPMG LLP, but will not be required to take any action. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Q:	How can I find out the results of the voting at the Annual Meeting?
A:
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) on EDGAR at www.sec.gov within four business days of the Annual Meeting, and will also be filed with the Canadian provincial securities regulators on SEDAR+ at www.sedarplus.ca.

PROPOSAL NO. 1

ELECTION OF FIVE DIRECTORS
Size of the Board
Our Board currently consists of five directors, each serving a one-year term that will expire at the 2025 Annual Meeting.
Director Nominees
Our Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), has nominated current directors Brian Davis, Vimal Kavuru, Prashant Kohli, George Kottayil and Edward Neugeboren for re-election to our Board, each to serve until the 2026 Annual Meeting and until such director’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.
Detailed biographical information for each of the nominees is provided in this Proxy Statement below under the heading “Director Nominees.” Except for Prashant Kohli, our Chief Executive Officer, and George Kottayil, each of the nominees has been determined by our Board to be independent.
If a nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by our Board. We did not receive any stockholder nominations for director.
Vote Required
If a quorum is present at the Annual Meeting, the five nominees for director receiving a plurality of the votes cast by stockholders will be elected to serve as directors. As a result, withheld votes and broker non-votes will have no effect on the election of directors. If not otherwise specified, proxies will be voted “FOR ALL” of the nominees for director named above.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR ALL” FOR THE ELECTION
OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION
Background of the Proposal
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are required to provide a stockholder advisory vote on the compensation of our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or us. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. At our 2020 Annual Meeting of Stockholders, our stockholders indicated their preference for a “say-on-pay” vote to be held annually. Our Board subsequently determined that we will hold a “say-on-pay” vote on an annual basis until the next required vote on the frequency of such advisory votes, which is anticipated to be held at the 2026 Annual Meeting of Stockholders.
Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. The Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. The Compensation Committee continually reviews the compensation program for our named executive officers to ensure it achieves the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.
We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the compensation of our named executive officers for the fiscal year ended March 31, 2025.
We are asking our stockholders to vote on the following resolution:
RESOLVED, that the stockholders of Grace Therapeutics, Inc. approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.
Vote Required
You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2. The vote required to approve Proposal 2 is governed by Delaware law and our Bylaws and is the affirmative vote of the majority of votes cast on this Proposal. As a result, abstentions and broker non-votes will have no effect on the outcome of Proposal 2. If not otherwise specified, proxies will be voted “FOR” Proposal 2.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 and has further directed that management submit the appointment of KPMG LLP as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited our financial statements since March 31, 2024. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws or other governing documents or law require stockholder ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the appointment of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of KPMG LLP, but will not be required to take any action. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Independent Registered Public Accounting Firm Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended March 31, 2025 and March 31, 2024 by KPMG LLP, the Company’s independent registered public accounting firm.

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024
Audit Fees(1)	$478,350	$300,000
Audit-Related Fees	—	—
Tax Fees(2)	50,000	—
All Other Fees	—	—
Total Fees	$528,350	$300,000

(1)	Audit Fees consist of fees for professional services for the audit of our annual financial statements and fees related to securities filings.
(2)	Tax Fees consist of fees related to tax compliance and tax advice.
Pre-Approval Policies and Procedures
The Audit Committee's charter provides that the Audit Committee pre-approve, or establish and maintain an appropriate policy governing the pre-approval of, all audit, audit-related and permissible non-audit and tax services to be provided to the Company by the independent auditor, in accordance with Section 10A of the Exchange Act and SEC rules.
All services for which fees were billed as described above were pre-approved by the Audit Committee. None of the services described above were approved by the Audit Committee pursuant to the de minimis exception during the fiscal years ended March 31, 2025 and March 31, 2024.
Vote Required
You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3. The vote required to approve Proposal 3 is governed by Delaware law and our Bylaws and is the affirmative vote of the majority of votes cast on this Proposal. As a result, abstentions and broker non-votes will have no effect on the outcome of Proposal 3. If not otherwise specified, proxies will be voted “FOR” Proposal 3.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Nominees
The following table sets out certain information regarding each of the nominees for election as director:

Name	Age	Title	First year as director
Vimal Kavuru	56	Director and Chair of the Board	2021
A. Brian Davis	58	Director	2023
S. George Kottayil	62	Director	2023
Prashant Kohli	53	Director and Chief Executive Officer	2023
Edward Neugeboren	56	Director	2023

•	The Audit Committee of the Board (the “Audit Committee”) is currently composed of Mr. Davis, as Chair, Mr. Kavuru and Mr. Neugeboren.
•	The Compensation Committee is currently composed of Mr. Kavuru, as Chair, Mr. Davis and Mr. Neugeboren.
•	The Nominating and Corporate Governance Committee is currently composed of Mr. Kavuru, as Chair, Mr. Davis and Mr. Neugeboren.
The following is a brief biography of our current directors, director nominees and current executive officers:
Vimal Kavuru – Director Nominee and Chair of the Board. Mr. Kavuru, 56, has served as a director of Grace Therapeutics since August 2021. He has created and led several pharmaceutical companies. Mr. Kavuru brings, in his vision and management, a broad-based understanding of the global pharmaceutical industry with expertise in strategic planning, product and business development, and operations. In addition to previously serving as the Chairman of the board of Grace Therapeutics Inc., which was a private company acquired by Acasti Pharma, Inc., Mr. Kavuru is the Founder, Chairman and Chief Executive Officer of Rising Pharma Holdings, Inc., a U.S. generic pharmaceutical company, and Acetris Pharma Holdings, LLC, a generic pharmaceutical company serving U.S. government agencies, positions Mr. Kavuru has held since January 2013 and January 2016, respectively. Previously, Mr. Kavuru founded Citron Pharma and Lucid Pharma, each of which were sold to Aceto Corporation in 2016, Casper Pharma LLC, an emerging specialty brand pharmaceutical company, and Gen-Source RX, a national distributor of generic pharmaceuticals that was acquired by Cardinal Health in 2014. In 2007, Mr. Kavuru also co-founded Celon Labs, a specialty oncology and critical care pharmaceutical company that was acquired by Zanzibar Pharma Limited, a portfolio company of CDC Group. Mr. Kavuru was initially elected to the Board as a nominee of former shareholders of Grace Therapeutics (the private company) in connection with Acasti’s acquisition of Grace Therapeutics. He is a registered pharmacist in the state of New York, holds a B.S. in Pharmacy from HKE College of Pharmacy, Bulgarga, India, and attended Long Island University, Brooklyn, New York with specialization in industrial pharmacy. The Board believes that Mr. Kavuru’s management experience in the pharmaceutical industry, as well as his operational expertise, qualify him to serve on the Board.
A. Brian Davis – Director Nominee. Mr. Davis, 58, has nearly three decades of experience as a chief financial officer and other executive financial positions in commercial and development-stage publicly traded life science companies. Mr. Davis has extensive knowledge and background related to public company accounting and financial reporting rules and regulations as well as the evaluation of financial results, internal controls and business processes. Since December 2021, Mr. Davis has been the Chief Financial Officer of XyloCor Therapeutics, Inc., a clinical-stage gene therapy company developing potential therapies for patients with cardiovascular disease. Mr. Davis was the Chief Financial Officer of Verrica Pharmaceuticals Inc., a publicly traded, NDA-stage dermatology therapeutics company, from October 2019 to July 2021. Prior to joining Verrica, Mr. Davis was the Chief Financial Officer of Strongbridge Biopharma plc, a public commercial-stage biopharmaceutical company, from March 2015 to September 2019. Mr. Davis was previously the Chief Financial Officer at Tengion, Inc., a publicly traded regenerative medicine company until December 2014, and Neose Technologies, Inc., a publicly traded biopharmaceutical company. Mr. Davis is licensed as a certified public accountant, and received a B.S. in accounting from Trenton State College and an M.B.A. from The Wharton

School of the University of Pennsylvania. The Board believes Mr. Davis’ experience serving as the chief financial officer at several other publicly traded biopharmaceutical companies as well as his knowledge and keen understanding of the issues facing biopharmaceutical companies qualify him to serve on the Board.
S. George Kottayil, Ph.D. – Director Nominee. Dr. Kottayil, 62, has over two decades of experience in the pharmaceutical industry with specific expertise in product development and drug delivery. He has several approved patents to his credit and is an inventor on multiple FDA approved drug products, a few that have achieved significant success. He co-founded two pharmaceutical drug development and drug delivery technology companies and was CEO and a member of each of their boards of directors. Most recently, from October 2014, he co-founded and was CEO and director of Grace Therapeutics Inc., the private company acquired by Acasti Pharma, Inc. in August 2021. Dr. Kottayil served as Grace Therapeutics’ Chief Operating Officer from September 2021 to May 2023. Dr. Kottayil has held senior positions in product development, business operations and general management at small to medium-sized life science companies, successfully advancing drug products from bench to FDA approval and launch. He directed business operations at Unimed Pharmaceuticals Inc., a division of Solvay Pharmaceuticals, now Abbvie, from January 1993 to June 2002, and played a key role in product development and obtaining FDA approval for the company’s NDA products. Dr. Kottayil graduated with a Ph.D. in Organic and Medicinal Chemistry from the University of Kentucky. The Board believes that Dr. Kottayil’s extensive industry and management experience, including his in-depth knowledge and leadership in successfully executing multiple pharmaceutical and clinical drug development programs that resulted in securing FDA approval, qualify him to serve on the Board.
Prashant Kohli – Chief Executive Officer and Director Nominee. Prashant Kohli, 53, has served as Grace Therapeutics’ Chief Executive Officer since April 2023 and previously served as Chief Commercial Officer from September 2022 to April 2023 and Vice President, Commercial Operations from August 2021 to August 2022. He has over 20 years of commercialization experience leading strategy, sales, marketing, and product management. Prior to joining the Company in August 2021, Mr. Kohli was Vice President, Commercial Operations of Grace Therapeutics Inc. (the private company) since December 2017. He has expertise crafting go-to-market plans for products with unique value proposition that address critical unmet needs. He has built, deployed and led sales and marketing from the ground-up with significant experience in organization design, recruiting, performance management, incentive compensation and P&L accountability. He has successfully implemented evidence-based, consultative-selling model that is rooted in deep understanding of the health ecosystem including patients, providers, health systems, government and payers. He has also designed strategic marketing plans that generate leads and increase share-of-voice, augmenting the salesforce with digital tactics that increase reach and frequency. He has extensive commercial experience with specialty and small molecule drugs including in rare and orphan diseases. Mr. Kohli has worked at Archi-Tech Systems, Cardinal Health, IMS Health, Rosenbluth and Dun & Bradstreet. He has a B.A. in Computer Science and Math from Augustana College and an M.B.A. from The Wharton School of the University of Pennsylvania. The Board believes that Mr. Kohli’s extensive industry and management experience, including his experience as Chief Executive Officer of Grace Therapeutics, qualify him to serve on the Board.
Edward Neugeboren – Director Nominee. Mr. Neugeboren, 56, has over three decades of healthcare experience in pharmaceutical operations, business development, corporate management, investment banking, asset management and institutional equity research. Since January of 2016, Mr. Neugeboren has served as the Chief Strategy Officer of Cronus Pharma, LLC, a fully integrated R&D, manufacturing and sales & marketing pharmaceutical company and at which Mr. Neugeboren is a principal. Mr. Neugeboren leads Cronus Pharma’s commercial operations, strategic planning and acquisitions and is also responsible for developing and executing overall corporate strategy as well as corporate and portfolio acquisitions and licensing. Previously, Mr. Neugeboren was the Chief Strategy Officer for the parent pharmaceutical group comprised of Rising Pharma Holdings, Inc., a generic pharmaceutical company, and Casper Pharma, LLC, a specialty pharmaceutical company. Additionally, Mr. Neugeboren is Founder and Managing Partner of QuadView Healthcare Advisors, previously named ArcLight Advisors, LLC, a healthcare investment banking and business development firm. Mr. Neugeboren was previously a Managing Director of Ledgemont Capital Group, LLC, an investment banking firm providing strategic and financial advisory services to emerging healthcare and technology companies. Mr. Neugeboren was also a Managing Partner of Third Ridge Capital Management, LLC, a long/short U.S. equity hedge fund. Since March 2025, Mr. Neugeboren has served on the Board of Directors of Matinas

BioPharma Holdings, Inc. Mr. Neugeboren holds Series 24, 7 and 63 FINRA security licenses and graduated with a B.A. in Economics from Union College. The Board believes that Mr. Neugeboren’s extensive healthcare experience in pharmaceutical operations, including his experience as Chief Strategy Officer of Cronus Pharma, LLC, qualify him to serve on the Board.
Independence of the Board
As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board must qualify as “independent,” as affirmatively determined by the board. Our Board consults with the Company’s legal counsel to ensure that our Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions and relationships between each director and nominee for director, or any of his or her family members, and the Company, its senior management and its registered independent public accounting firm, our Board has affirmatively determined that: (i) Mr. Davis, Mr. Kavuru and Mr. Neugeboren are independent within the meaning of Nasdaq Rule 5605(a)(2); (ii) current Audit Committee members, Mr. Davis, Mr. Kavuru and Mr. Neugeboren meet the additional test for independence for audit committee members imposed by Rule 10A-3 under the Exchange Act and Nasdaq Rule 5605(c)(2)(A); and (iii) current Compensation Committee members, Mr. Davis, Mr. Kavuru and Mr. Neugeboren meet the additional test for independence for compensation committee members imposed by Rule 10C-1 under the Exchange Act and Nasdaq Rule 5605(d)(2)(A). In making these determinations, our Board considered the relationships that each director and nominee for director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each person and such person’s affiliated entities, and any agreements or arrangements between us and any of our directors and director nominees or their affiliated entities.
Family Relationships
There are no family relationships between any of our executive officers, directors or director nominees.
Board Leadership Structure
The roles of our Board Chair and our principal executive officer are held by two different individuals, as we seek to maintain an appropriate balance between management and our Board. Our Board currently has an independent Chair of the Board, Mr. Kavuru, who has the authority, among other things, to preside over meetings of the Board and meetings of stockholders, work with the Chief Executive Officer to develop and approve an appropriate Board meeting schedule and meeting agendas, develop the agenda and moderate executive sessions of the independent members of the Board, act as principal liaison between the independent members of the Board and the Chief Executive Officer, to convene meetings of the independent members of our Board as appropriate and be available for consultation and direct communication with stockholders as deemed appropriate. Accordingly, our Board Chair has substantial ability to shape the work of our Board. The Company believes that separation of the positions of Board Chair and principal executive officer reinforces the independence of our Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of our Board as a whole.
Role of the Board in Risk Oversight
The Board is committed to the achievement of business success and the enhancement of long-term stockholder value with the highest standards of integrity and ethics. The Board as a whole has responsibility for risk oversight, with more in-depth oversight of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities supported by management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include research and development, patents, commercial matters, human resources, cybersecurity, funding, regulatory matters, operational risks, financial (accounting, liquidity and tax) matters, legal compliance, compensation, competitive risks and health, safety and reputational risks, among others.
The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes oversight of significant business risks, including financial, operational, business continuity, legal, regulatory and reputational risks. The Audit Committee also oversees privacy, information technology and security and cybersecurity risk exposures. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements. The Nominating and Corporate Governance Committee oversees risks relating to our corporate governance matters and policies and director succession planning. The full Board oversees CEO and senior management succession planning and overseeing management development.
Information Regarding Committees of the Board
Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee has adopted a written committee charter, which are available on the Company’s website at https://www.gracetx.com/investors.
The current composition of each of our Board’s committees is set forth in the following table:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Vimal Kavuru
A. Brian Davis
S. George Kottayil
Prashant Kohli
Edward Neugeboren

= Member

= Committee Chair

On October 1, 2024, we changed our jurisdiction of incorporation from the Province of Québec in Canada to the Province of British Columbia in Canada pursuant to a “continuance” effected in accordance with Chapter XII of the Business Corporations Act (Québec). On October 7, 2024, we changed our jurisdiction of incorporation from the Province of British Columbia in Canada to the State of Delaware in the United States pursuant to a “continuance” effected in accordance with Section 308 of the Business Corporations Act (British Columbia) and a “domestication” (the “Domestication”) under Section 388 of the General Corporation Law of the State of Delaware. Prior to the Domestication, our standing committees were an Audit Committee and a Governance and Human Resources Committee (“GHR Committee”). In connection with the Domestication, the Board separated the GHR Committee into a Compensation Committee and a Nominating and Corporate Governance Committee effective November 12, 2024. The Board appointed Mr. Kavuru as Chair of the Compensation Committee and the Nominating and Corporate Governance Committee and Brian Davis and Edward Neugeboren as members of the Compensation Committee and the Nominating and Corporate Governance Committee.

Meetings of the Board and Committees and Annual Meeting Attendance
Our Board held 7 meetings during fiscal year 2025, and each director attended at least 75% of (i) the number of Board meetings held during the period for which he was a director and (ii) the total number of committee meetings held during the period for which he served on each such committee.
In fiscal year 2025, the GHR Committee met 2 times, the Audit Committee met 4 times, the Compensation Committee did not meet and the Nominating and Corporate Governance Committee did not meet. As discussed above, in connection with the Domestication, the Board separated the GHR Committee into a Compensation Committee and a Nominating and Corporate Governance Committee effective November 12, 2024; prior to such date, there was no Compensation Committee or Nominating and Corporate Governance Committee.
Four of the Company’s then-serving directors attended the 2024 Annual and Special Meeting of Stockholders (the “2024 Annual Meeting”). It is our policy to invite directors to attend the annual meetings of stockholders.
Audit Committee
The primary purpose of our Audit Committee is to oversee and monitor the Company’s accounting and financial reporting processes and the integrity and audit of its financial statements. For this purpose, the Audit Committee performs several functions. The principal duties and responsibilities of our Audit Committee include, among other things:
•
appoint, compensate, retain, terminate, evaluate and oversee the work of the independent registered public accounting firm, and to replace the independent registered public accounting firm, if necessary or advisable in the Audit Committee’s judgment;

•	review and approve the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•
review and evaluate the qualifications, independence, performance and fees of the independent registered public accounting firm, and of the lead partner of the independent registered public accounting firm, on an annual basis, including any rotation of the lead partner or the independent registered public accounting firm as may be necessary or advisable in accordance with applicable SEC and Public Company Accounting Oversight Board (“PCAOB”) rules or in order to assure continuing auditor independence

•	review with management and the independent registered public accounting firm regarding the effectiveness of internal control over financial reporting;
•
review the Company’s annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether such financial statements should be included in our Annual Report on Form 10-K and our Quarterly Reports on 10-Q, as applicable;

•
review and discuss with management the Company’s guidelines and policies with respect to risk assessment and risk management, and the Company’s risks relating to privacy, information technology and security and cybersecurity risk exposures, and the steps to monitor and mitigate such exposures;

•
establish procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing, and federal securities laws matters, and for the confidential, anonymous submission by the Company’s employees and independent contractors of concerns regarding questionable accounting or auditing matters; and

•	review and approve or disapprove all related persons transactions on an ongoing basis.
Our Board has determined that Mr. Davis qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of the level of knowledge and experience of Mr. Davis based on a number of factors. In its assessment of Mr. Davis, the Board considered his formal education and his experience as chief financial officer of other public companies.

Compensation Committee
The primary purpose of our Compensation Committee to oversee the Company’s compensation policies, plans and programs, to review and determine (or recommend to our Board for approval) the compensation to be paid to the Company’s executive officers and directors, including, among other things:
•
review and recommend to our Board for approval annually the corporate goals and objectives applicable to the compensation of the Company’s CEO, and evaluate performance in light of those goals and objectives;

•
review and approve annually the compensation of the Company’s executive officers other than the CEO, and review and approve the Company’s general policies with respect to the compensation applicable to other employees;

•
review and recommend to our Board for approval any employment or postemployment agreement with the Company’s CEO and review and approve any employment or post-employment agreement with any other executive officer, including any benefits to be provided in connection with a change in control;

•	review and recommend to our Board for approval the adoption of or amendment to the incentive-compensation plans and equity-based compensation plans for the Company and its subsidiaries;
•	administration of any employee bonus and other incentive plans, equity-based compensation plans and equity arrangements that may be adopted by the Company from time to time; and
•	review annually and make recommendations to our Board regarding compensation to non-employee directors.
Compensation Process and Procedures
Generally, compensation of our executive officers and non-employee directors is recommended to our Board by the Compensation Committee (formerly the GHR Committee). Annually, the Compensation Committee conducts a formal review and assessment of executive and corporate performance. The Compensation Committee is currently composed of Mr. Kavuru (Chair), Mr. Davis and Mr. Neugeboren, each of whom is independent within the meaning of applicable Nasdaq rules.
Our executive compensation program is intended to attract, motivate and retain high-performing senior executives, encourage and reward superior performance, and align the executives’ interests with ours as well as our stockholders by providing compensation that is competitive with the compensation received by executives employed by comparable companies, and ensuring that the achievement of annual objectives is rewarded through the payment of bonuses, and providing executives with long-term incentives through the grant of stock options.
The Compensation Committee has authority to retain the services of independent compensation consultants to advise its members on executive and non-employee director compensation and related matters, and to determine the fees and the terms of the engagement of those compensation consultants. During the fiscal year ended March 31, 2025, the Compensation Committee retained compensation consulting services from Pearl Meyer & Partners, LLC (“Pearl Meyer”) to review our executive compensation programs. Pearl Meyer also reviewed non-employee director compensation. All of the services provided by Pearl Meyer were provided to the Compensation Committee. The Compensation Committee assessed the independence of Pearl Meyer and concluded that its engagement of Pearl Meyer did not raise any conflict of interest with the Company or any of its directors or executive officers.
The Compensation Committee establishes management compensation policies and oversees their general implementation. All members of the Compensation Committee have direct experience that is relevant to their responsibilities as Compensation Committee members. All Compensation Committee members are or have held senior executive or director roles within significant businesses in our industry, some also having public companies experience, and have a level of financial understanding which allows them to assess the costs versus benefits of compensation plans. The Compensation Committee’s members’ combined experience in our sector provides them with a good understanding of our success factors and risks, which are highly relevant to determining metrics for measuring success

Nominating and Corporate Governance Committee
The primary purpose of our Nominating and Corporate Governance Committee is to oversee aspects of the Company’s corporate governance functions, including among other things:
•	identify, review and evaluate candidates to serve as directors of the Company (consistent with criteria approved by the Board);
•	review and evaluate incumbent directors;
•
advise the Board as to the Nominating and Corporate Governance Committee’s findings and recommendations relating to the independence and continued service of any such director and, on an ongoing basis, any other issues pertaining to the independence of the Company’s directors;

•	recommend to our Board for selection candidates for election to our Board;
•	develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company and appropriate amendments thereto;
•
oversee, and advise the Board with respect to, the Company’s corporate governance matters, including Board and committee structure and composition and the Company’s corporate governance policies and practices; and

•	oversee the evaluation of the Board and its committees.
Director Nomination Process
The selection of the nominees for the Board is made by the Board, based on the recommendation of the Nominating and Corporate Governance Committee. As described further in the Corporate Governance Guidelines, candidates nominated for election or reelection to the Board must possess the following minimum characteristics:
•	the highest level of personal and professional ethics, integrity and values;
•	demonstrated strong business judgement and professional achievement;
•	expertise that is useful to the Company and complementary to the background and experience of other Board members;
•	willingness to devote the required time to carrying out the duties and responsibilities of Board membership;
•	strong sense of professionalism;
•	willingness to represent the best interests of all stockholders and objectively appraise management performance; and
•	involvement only in activities or interests that do not conflict with the director’s responsibilities to the Company and its stockholders.
In the case of incumbent directors whose terms of office are set to expire, we review such directors’ overall service to the Company during their term of office, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term of office.
We may use various sources in order to identify the candidates for the Board, including its own contacts and the references of our other directors, officers, advisors and executive placement agencies. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will evaluate director candidates in the same manner in which it evaluates candidates recommended by other sources, including the minimum criteria set forth above.
Stockholder Nominations of Director Candidates at an Annual Meeting
Stockholders who wish to nominate a candidate for election to our Board may do so by delivering a written notice to the Nominating and Corporate Governance Committee at the Company’s principal executive offices: Grace Therapeutics, Inc., 103 Carnegie Center, Suite 300, Princeton, New Jersey 08540, Attn: Secretary, not later than the close of business on the 90th day, nor earlier than 120th day, prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that the date of the annual meeting of stockholders is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Submissions must include, among other things, the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and the name and address of the stockholder on whose behalf the submission is made and the number of shares of common stock owned beneficially by such stockholder. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Stockholders are advised to review the Bylaws which contain a description of the information required to be submitted, as well as additional requirements about advance notice of director nominations. In addition to satisfying the foregoing advance notice requirements under the Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 14, 2026, which is 60 days prior to the one-year anniversary of this year’s Annual Meeting.
The Board has not adopted any formal written director term limit policy.
Stockholder Communications with the Board
Any stockholder who wishes to address questions regarding the business or affairs of Grace Therapeutics directly with the Board, or any individual director, should direct such stockholder’s questions in writing to the Chair of the Board, or any individual director by name, at Grace Therapeutics, Inc., 103 Carnegie Center Suite 300, Princeton, New Jersey 08540. Upon receipt of any such communications, the correspondence will be directed to the appropriate person, including individual directors.
Insider Trading Policy
We have adopted an Insider Trading Policy and related procedures governing the purchase, sale and other dispositions of our securities by our directors, officers and employees. We believe our Insider Trading Policy and related procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to us. Our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended March 31, 2025. In addition, transactions by us in our own securities are entered into after evaluation by our legal counsel for compliance with applicable securities laws.
Hedging Policy
Our Insider Trading Policy prohibits our directors and employees, including our executive officers, from engaging in any hedging transactions involving Company securities including through the use of financial instruments such as forward sale or purchase contracts, equity swaps, collars, exchange funds or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities.
Incentive Compensation Recovery Policy
The Board has adopted an Incentive Compensation Recovery Policy as required by Rule 10D-1 under the Exchange Act and the corresponding Nasdaq listing standards. Under the Incentive Compensation Recovery Policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our current and former executive officers. In the event of such an accounting restatement, we will be required to recover the amount of incentive compensation received by a covered executive that exceeds the amount that otherwise would have been received if that incentive compensation had been determined based on the restated amounts, without regard to any taxes paid. A copy of the Incentive Compensation Recovery Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended March 31, 2025.

Report of the Audit Committee of the Board of Directors*
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.
A. Brian Davis, Chair
Vimal Kavuru
Edward Neugeboren
*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such report by reference therein.

EXECUTIVE OFFICERS
Our current executive officers, and their respective ages as of July 28, 2025, are as follows:

Name	Age	Position(s)
Prashant Kohli	53	Chief Executive Officer
Robert DelAversano	54	Vice President, Finance(1)
R. Loch McDonald	64	Chief Medical Officer
Carrie D’Andrea	54	Vice President, Clinical Operations
Amresh Kumar	46	Vice President, Program Management

(1)	Mr. DelAversano is also our principal financial officer and principal accounting officer.
Prashant Kohli – Please see above biography included in “Director Nominees.”
Robert J. DelAversano – Vice President, Finance (Principal Financial Officer and Principal Accounting Officer). Mr. DelAversano, 54, is a certified public accountant and has over 26 years of experience in accounting including thirteen years in public accounting. Mr. DelAversano joined the Company in November 2023 as Vice President, Finance and serves as the principal financial officer and principal accounting officer. From 2018 to July 2023, Mr. DelAversano worked in roles of increasing seniority at OncoSec Medical Incorporated (“OncoSec”), a clinical-stage immuno-oncology company, in positions including Vice President of Finance, Principal Accounting Officer and Controller, and Executive Director of Finance, where he had global responsibility for accounting, external financial reporting and financial controls covering all aspects of OncoSec’s business. Prior to joining OncoSec, Mr. DelAversano was the Director of Financial Reporting and Taxation at Brio Financial Group (“Brio”), consulting with various public companies in financial reporting, internal control development and evaluation, budgeting and forecasting. Prior to joining Brio, Mr. DelAversano was a manager at Bartolomei Pucciarelli, LLC and oversaw its accounting and tax practice with industry focuses in manufacturing, wholesalers and medical devices services. Mr. DelAversano received a B.S. in Accounting from Rider University.
Dr. R. Loch Macdonald – Chief Medical Officer. Dr. Macdonald, 64, has served as the Company’s Chief Medical Officer since May 2023. Dr. Macdonald is a world-renowned practicing neurosurgeon-scientist and respected authority in subarachnoid hemorrhage. Dr. Macdonald acted as Professor, Department of Surgery, Division of Neurosurgery at the University of Toronto from January 2007 until December 2019, and was Head, Division of Neurosurgery, St. Michael’s Hospital, University of Toronto from January 2007 until December 2015. He was Professor, Department of Neurological Surgery, Barrow Neurological Surgery, Barrow Neurological Institute, Phoenix, Arizona, from April 2018 until August 2018; Fellow, Department of Neurosurgery, University of Illinois Hospitals in Chicago, Illinois from December 2018 until June 2019; Clinical Professor, Department of Neurological Surgery, University of California Fresno, in Fresno, California from July 2019 until September 2021; and from October 2021 to the present has been Neurosurgeon, Community Physicians Group, Community Neurosciences Institute, Community Regional Medical Center and Medical Director of Neurosciences Research, Community Health Partners. Dr. Macdonald was also a founder of Edge Therapeutics, Inc. in 2009, where he was a member of the board of directors between 2009 and 2018 and was Chief Scientific Officer between 2011 and 2018. Dr. Macdonald completed his medical degree at the University of British Columbia, Vancouver, British Columbia and his Ph.D. in Experimental Surgery at the University of Alberta in Edmonton, Alberta. He completed his Neurosurgery residency at the University of Toronto.
Carrie D’Andrea – Vice President, Clinical Operations. Ms. D’Andrea, 54, has served as the Company’s Vice President, Clinical Operations since May 2023. Ms. D’Andrea is a highly experienced professional with 25 years of experience in the pharmaceutical and biotechnology industry who has built and led the planning, implementation, management and execution of global Phase 2 and Phase 3 trials for a drug candidate for subarachnoid hemorrhage. Ms. D'Andrea was the Vice President of Clinical Operations for Edge Therapeutics Inc. from October 2014 until March 2019 and for EryDel SpA from October 2020 until April 2021. Ms. D’Andrea was a clinical operations consultant at Aegle Research from July 2021 to August 2022 and Praxis Precisions Medicines from September 2022 to May 2023. Ms. D’Andrea was named a Healthcare Businesswomen’s Association Rising Star in 2009 and Ms. D'Andrea received her master’s degree in Pharmaceutical Quality and Regulatory Affairs from Temple University and teaches Clinical Trial Design and Operations at Rutgers University in the Master of Business and Science Program.

Amresh Kumar – Vice President, Program Management. Mr. Kumar, 46, has served as the Company’s Vice President, Program Management since May 2023. Mr. Kumar is an experienced drug development, chemistry, manufacturing and controls (CMC) and program management expert supporting investigational and marketed products for rare diseases and neurology. Mr. Kumar is the former product leader of GTx-104 while at Grace Therapeutics, the private company acquired by Acasti Pharma Inc. in August 2021. Mr. Kumar acted as the Sr. Director of Program Management at Foresee Pharmaceuticals Inc. from April 2022 until May 2023 and as Program Leader and Associate Director - R&D at Grace Therapeutics between March 2015 and January 2022. Mr. Kumar received a Ph.D. in Pharmaceutical Science from Sunrise University, India, focusing on complex injectable drug delivery systems of highly soluble oncology drugs. He has published many research articles and has more than ten granted patents and many patent applications worldwide to his credit.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of July 18, 2025 by: (i) each current director and director nominee; (ii) each of the named executive officers in the “Summary Compensation Table”; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Applicable percentages are based on 13,828,562 shares of common stock outstanding on July 18, 2025.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of July 18, 2025. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.
Common stock subject to stock options and warrants currently exercisable or exercisable within 60 days of July 18, 2025 are deemed to be outstanding for computing the percentage ownership of the person holding such options and/or warrants and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Brian Davis(2)	31,500	*
Carrie D’Andrea(3)	42,225	*
Amresh Kumar(4)	53,343	*
Edward Neugeboren(5)	69,395	*
Prashant Kohli(6)	324,897	2.30%
Vimal Kavuru(7)	472,340	3.40%
George Kottayil(8)	526,198	3.80%
Directors and executive officers as a group (9 persons)(9)	1,603,359	11.10%
Rajitha Grace 2018 Irrevocable Trust(10)	781,592	5.65%
AIGH Capital Management, LLC(11)	1,322,379	9.56%
Nantahala Capital Management, LLC(12)	1,405,595	9.99%
SS Pharma LLC(13)	1,416,615	9.99%
ADAR1 Capital Management, LLC(14)	1,515,416	9.99%
Shore Pharma LLC(15)	1,905,358	13.23%

*	Less than one percent.
(1)	Unless otherwise indicated, the address of each executive officer and director named above is 103 Carnegie Center Suite 300 Princeton, New Jersey 08540.
(2)	Includes 31,500 shares of common stock that Brian Davis may acquire through the exercise of stock options within 60 days of July 18, 2025.
(3)	Includes 42,225 shares of common stock that Carrie D’Andrea may acquire through the exercise of stock options within 60 days of July 18, 2025.
(4)	Includes 42,225 shares of common stock that Amresh Kumar may acquire through the exercise of stock options within 60 days of July 18, 2025.
(5)	Includes 31,500 shares of common stock that Edward Neugeboren may acquire through the exercise of stock options within 60 days of July 18, 2025.
(6)	Includes 303,540 shares of common stock that Prashant Kohli may acquire through the exercise of stock options within 60 days of July 18, 2025.
(7)
Includes 426,323 shares of common stock held by the Kavuru 2017 Grace Therapeutics trust, for which Vimal Kavuru is trustee, and 46,017 shares of common stock that Mr. Kavuru may acquire through the exercise of stock options within 60 days of July 18, 2025.

(8)
Includes 124,344 shares of common stock held directly by Kottayil Grace Pharma LLC, for which George Kottayil is a Manager and Member of, and 31,500 shares that Dr. Kottayil may acquire through the exercise of stock options within 60 days of July 18, 2025.

(9)	Includes 611,968 shares of common stock that may be acquired through the exercise of stock options within 60 days of July 18, 2025.
(10)	This information has been obtained from the beneficial owner. The address of Rajitha Grace 2018 Irrevocable Trust is c/o Cerity Partners, P.O. Box 10188 #38984, Newark, New Jersey 07101-3188.

(11)
This information has been obtained from a Schedule 13G/A filed on May 8, 2025 by: (i) AIGH Capital Management, LLC, a Maryland limited liability company (“AIGH CM”), as an advisor or sub-advisor with respect to shares of common stock held by AIGH Investment Partners, L.P. and WVP Emerging Manager Onshore Fund, LLC - AIGH Series; (ii) AIGH Investment Partners, L.L.C., a Delaware limited liability company (“AIGH LLC”), with respect to shares of common stock directly held by it; and (iii) Mr. Orin Hirschman (“Mr. Hirschman”), the managing member of AIGH CM and president of AIGH LLC, with respect to shares of common stock indirectly held through AIGH CM, directly by AIGH LLC and Mr. Hirschman and his family directly. This beneficial owner holds certain warrants exercisable into shares of common stock. Under the terms of such warrants, the holder may not exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of common stock that would exceed 4.99% of the number of shares of common stock outstanding following such exercise (the “4.99% Ownership Cap”). Upon 61 days’ advance written notice to us, the holder of such warrants may from time to time increase or decrease the 4.99% Ownership Cap percentage up to 19.99%. The number of shares of common stock beneficially owned does not include 824,742 shares of common stock underlying such warrants as a result of the 4.99% Ownership Cap and the 61 days’ advance notice provision. The principal office and business address of AIGH CM, AIGH LLC and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

(12)
This information has been obtained from a Schedule 13G filed on May 15, 2025 by: (i) Nantahala Capital Management, LLC (“Nantahala”); (ii) Wilmot B. Harkey; and (iii) Daniel Mack. Nantahala may be deemed to be the beneficial owner of the shares of common stock held by funds and separately managed accounts under its control, and as the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be a beneficial owner of those shares. Includes 227,392 shares of common stock that may be acquired through the exercise of warrants within 60 days of July 18, 2025. Under the terms of such warrants, the holder may not exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of common stock that would exceed 9.99% of the number of shares of common stock outstanding following such exercise (the “9.99% Ownership Cap”). Upon 61 days’ advance written notice to us, the holder of such warrants may from time to time increase or decrease the 9.99% Ownership Cap percentage up to 19.99%. The number of shares of common stock beneficially owned does not include 950,811 shares of common stock underlying such warrants as a result of the Ownership Cap and the 61 days’ advance notice provision. The principal business address of each of Nantahala and Messrs. Harkey and Mack is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840.

(13)
This information has been obtained from the beneficial owner. Includes 337,597 shares of common stock that may be acquired through the exercise of warrants within 60 days of July 18, 2025. Under the terms of such warrants, the holder may not exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of common stock that would exceed the 9.99% Ownership Cap. Upon 61 days’ advance written notice to us, the holder of such warrants may from time to time increase or decrease the 9.99% Ownership Cap percentage up to 19.99%. The number of shares of common stock beneficially owned does not include 383,781 shares of common stock underlying such warrants as a result of the 9.99% Ownership Cap and the 61 days’ advance notice provision. SS Pharma LLC is a holding company owned by the Rajitha Grace 2023 Grantor Trust. The address of SS Pharma LLC is c/o Cerity Partners, P.O. Box 10188 #38984, Newark, New Jersey 07101-3188.

(14)
This information has been obtained from a Schedule 13G/A filed on May 15, 2025 by: (i) ADAR1 Capital Management, LLC, a Texas limited liability company (“ADAR1 Capital Management”); (ii) ADAR1 Capital Management GP, LLC, a Texas limited liability company (“ADAR1 General Partner”); and (iii) Daniel Schneeberger (“Mr. Schneeberger”). As the investment manager of ADAR1 Partners, LP and as the sub-advisor of Spearhead Insurance Solutions IDF, LLC, ADAR1 Capital Management may be deemed to indirectly beneficially own securities held by ADAR1 Partners, LP and Spearhead Insurance Solutions IDF, LLC. As the general partner of ADAR1 Partners, LP, ADAR1 General Partner may be deemed to indirectly beneficially own securities held by ADAR1 Partners, LP. As the manager of ADAR1 Capital Management and ADAR1 General Partner, Mr. Schneeberger may be deemed to indirectly beneficially own securities held by ADAR1 Partners, LP and Spearhead Insurance Solutions IDF, LLC. Includes 1,325,604 shares of common stock underlying warrants exercisable within 60 days of July 18, 2025. Under the terms of such warrants, the holder may not exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed the 9.99% Ownership Cap. Upon 61 days’ advance written notice to us, the holder of such warrants may from time to time increase or decrease the 9.99% Ownership Cap percentage up to 19.99%. The number of shares of common stock beneficially owned does not include 2,918,138 shares of common stock underlying such warrants as a result of the Ownership Cap and the 61 days’ advance notice provision. The address of the principal business office of each of ADAR1 Capital Management, ADAR1 General Partner and Mr. Schneeberger is 3503 Wild Cherry Drive, Building 9, Austin, Texas 78738.

(15)
This information has been obtained from the beneficial owner. Includes 570,007 shares of common stock that may be acquired through the exercise of warrants within 60 days of July 18, 2025. Under the terms of such warrants, the holder may not exercise the warrants to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of common stock that would exceed 19.99% of the number of shares of common stock outstanding following such exercise. Shore Pharma LLC an entity held in a trust for the benefit of immediate family members by Vimal Kavuru, the Chair of the Board. The address of Shore Pharma LLC is c/o Cerity Partners, P.O. Box 10188 #38984, Newark, New Jersey 07101-3188.

EXECUTIVE COMPENSATION
Our named executive officers (“NEOs”) for the fiscal year ended March 31, 2025 (“Fiscal Year 2025”) are:
•	Prashant Kohli, Chief Executive Officer;
•	Amresh Kumar, Vice President, Program Management; and
•	Carrie D’Andrea, Vice President, Clinical Operations.
Summary Compensation Table
The following table sets forth information regarding compensation awarded or paid to, or earned by, our NEOs with respect to the years ended March 31, 2025 and March 31, 2024.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Nonequity Incentive Plan Compensation ($)(2)	Total ($)
Prashant Kohli Chief Executive Officer	2025	500,000	324,621	250,000	1,074,621
	2024	399,970	387,660	200,000	987,630
Amresh Kumar Vice President, Program Management	2025	286,000	49,763	85,800	421,563
	2024	243,269	52,250	82,500	378,019
Carrie D’Andrea Vice President, Clinical Operations	2025	286,000	49,763	85,800	421,563
	2024	248,250	52,250	82,500	383,000

(1)
Calculated in accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation.” The fair value of stock options is estimated at the grant date using the Black-Scholes option pricing model, which uses various inputs including fair value of the common stock at the grant date, expected term, historical volatility, risk-free interest rate and expected dividend yields of the common stock. Although the assumptions used reflect management’s best estimates, they involve inherent uncertainties based on market conditions generally outside of the Company’s control. See “—Narrative to Summary Compensation Table—Stock Option Awards Granted for Fiscal Year 2025” below for a description of the material terms pursuant to which this compensation was awarded.

(2)
See “—Narrative to Summary Compensation Table—Non-Equity Incentive Plan Compensation Awarded for Fiscal Year 2025” below for a description of the material terms of the program pursuant to which this compensation was awarded.

Narrative to Summary Compensation Table
Base Salaries for Fiscal Year 2025
The annual base salary for each of our NEOs for Fiscal Year 2025 is listed in the table below:

Named Executive Officer	2025 Base Salary ($)
Prashant Kohli, Chief Executive Officer	500,000
Amresh Kumar, Vice President, Program Management	286,000
Carrie D’Andrea, Vice President, Clinical Operations	286,000

Non-Equity Incentive Plan Compensation Awarded for Fiscal Year 2025
Messrs. Kohli and Kumar and Ms. D’Andrea are each eligible to receive an annual performance bonus based on the achievement of corporate objectives as determined by our Board of Directors or Compensation Committee. Each executive officer is assigned a target bonus expressed as a percentage of his or her base salary. The target bonus amounts for Fiscal Year 2025 were as follows: 50% for Mr. Kohli and 30% for each of Mr. Kumar and Ms. D’Andrea. Actual performance bonus payments under the program were 0-100% of the target bonus amount based on the level of achievement of corporate objectives for the year, as determined by our Board of Directors or Compensation Committee. For Fiscal Year 2025, the corporate objectives principally consisted of corporate milestones related to completion of the Company’s Phase 3 STRIVE ON safety trial for the lead product candidate, GTx-104. In the second calendar quarter of 2025, the Board of Directors assessed the level of achievement of the program objectives and awarded Messrs. Kohli and Kumar and Ms. D’Andrea a performance bonus equal to 100% of target based on having met expectations for achievement of corporate objectives. Actual bonus amounts paid with respect to Fiscal Year 2025 performance are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

Stock Option Awards Granted for Fiscal Year 2025
In May 2024, our Board approved, upon recommendation of the GHR Committee, time-vesting stock options to our NEOs vesting quarterly in equal installments over a 36-month period, with an exercise price of $2.96 per share, and subject to the terms and conditions of the Acasti Pharma Inc. Stock Option Plan. Such exercise price is equal to the closing price of the Company’s shares on the last trading day preceding the grant date.

Named Executive Officer	2025 Stock Option Awards (#)
Prashant Kohli, Chief Executive Officer	128,770
Amresh Kumar, Vice President, Program Management	19,740
Carrie D’Andrea, Vice President, Clinical Operations	19,740

Pension Benefit Plans
We do not have any pension benefit plans.
Other Forms of Compensation
Retirement Plans
We have implemented a 401K plan for our employees. Because of the small size of our current employee population and to assure passage of anti-discrimination testing, the 401K plan has a “safe harbor” provision which provides a contribution of 3% of salary to the 401K accounts of all eligible employees, including NEOs.
Other Benefits and Perquisites
Our executive employee benefit program also includes life, medical, dental and disability insurance. These benefits and perquisites are designed to be competitive overall with equivalent positions in comparable organizations.
Employment Agreements with Named Executive Officers
Prashant Kohli, Chief Executive Officer
On August 12, 2024, we entered into an employment agreement with Mr. Kohli, (the “CEO Letter Agreement”). Pursuant to the CEO Letter Agreement, Mr. Kohli is entitled to receive an annual base salary of $500,000 and an annual discretionary bonus of up to 50% of his annual base salary as determined by our Board. In order to earn the bonus, Mr. Kohli must remain employed with the Company throughout the year for which the bonus is paid, and must be actively employed in good standing on the date in which the bonus is paid.
In addition, the CEO Letter Agreement provides that, subject to approval by our Board, Mr. Kohli may be granted from time to time an option to purchase shares of common stock with a price per share equal to the fair market value of the common stock, as determined by our Board at the time of the grant, which will be conditioned upon (a) Mr. Kohli’s continued employment with the Company at the time of the grant, (b) entering into an option agreement with the Company and (c) any other terms and conditions set forth in the Company’s equity incentive plan, the applicable option agreement and as may be determined by our Board in its sole discretion at the time of grant.
The term of the CEO Letter Agreement commenced on August 12, 2024 and continues until terminated in accordance therewith. Either the Company or Mr. Kohli may terminate the CEO Letter Agreement at any time, upon advanced written notice. The CEO Letter Agreement also imposes certain confidentiality, non-competition and non-solicitation obligations on Mr. Kohli during the term of the Letter CEO Agreement and for a specified time thereafter. The CEO Letter Agreement provides for standard Company benefits, such as paid vacation and participation in the Company’s employee benefit plans and programs.
In the event that Mr. Kohli’s employment is terminated by the Company without Cause (as defined in the CEO Letter Agreement), including after a change of control, and subject to his delivery to the Company of a general release of claims in a form acceptable to the Company, the Company will pay Mr. Kohli a continuation of his base salary then in effect for twelve (12) months after termination.

Amresh Kumar, Vice President, Program Management
On May 11, 2023 we entered into an employment agreement with Amresh Kumar, pursuant to which he is entitled to an annual salary of $275,000 and he is eligible to receive annual performance bonuses of up to 30% of his annual base salary as determined by the Company in its sole discretion.
Carrie D’Andrea, Vice President, Clinical Operations
On June 21, 2023, we entered into an employment agreement with Carrie D’Andrea, pursuant to which she is entitled to an annual salary of $275,000 and she is eligible to receive annual performance bonuses of up to 30% of her annual base salary as determined by the Company in its sole discretion.
Potential Payments upon Termination or Change in Control
Pursuant to the CEO Letter Agreement, Mr. Kohli is entitled to certain severance compensation in connection with certain events of termination, including after a change of control of the Company. See “—Narrative to Summary Compensation Table—Employment Agreements with Named Executive Officers” above for a description of such payments.
Outstanding Equity Awards at March 31, 2025
The following tables provide information about the number and value of the outstanding stock option awards held by the NEOs as of March 31, 2025:

Named Executive Officer	Option Grant Date	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable(1)	Option exercise price ($)	Option expiration date
Prashant Kohli	November 12, 2021	20,684	—	$9.90	November 12, 2031
	June 22, 2022	11,459	1,041	$5.34	June 22, 2032
	July 14, 2023	121,528	86,806	$2.64	July 14, 2033
	December 19, 2023	41,668	—	$2.13	December 19, 2033
	May 6, 2024	32,193	96,577	$2.96	May 6, 2034
Amresh Kumar	July 14, 2023	24,500	17,500	$2.64	July 14, 2033
	May 6, 2024	4,935	14,805	$2.96	May 6, 2034
Carrie D’Andrea	July 14, 2023	24,500	17,500	$2.64	July 14, 2033
	May 6, 2024	4,935	14,805	$2.96	May 6, 2034

(1)
The option awards and exercise prices listed above have been adjusted to account for the Company’s 1-for-6 reverse stock split, which was effective on July 10, 2023. The option awards listed in the table above vest with respect to 1/12 on each quarterly anniversary thereafter over the following three years, subject to the executive officer’s continuous service with the Company through the vesting date. The option awards listed above will be cancelled 90 days after the termination date, as per the Acasti Pharma Inc. Stock Option Plan.

Required Tabular Disclosure of Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The following table sets forth information concerning Compensation Actually Paid (“CAP”) to our PEOs and non-PEO NEOs versus our total shareholder return (“TSR”) and net income (loss) performance results for the fiscal years ended March 31, 2025, 2024, and 2023. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term CAP is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “—Narrative to Summary Compensation Table” section above.

Year	Summary compensation table total for Former PEO(1) ($)	Compensation actually paid to Former PEO(1) ($)	Summary compensation table total for Current PEO(2) ($)	Compensation actually paid to Current PEO(2) ($)	Average summary compensation table total for non-PEO NEOs(3) ($)	Average compensation actually paid to non- PEO NEOs(3) ($)	Value of initial fixed $100 investment based on: Total shareholder return (TSR)(4) ($)	Net income (loss) ($ in 000s)(5)
March 31, 2025	—	—	1,074,621	744,663	421,563	360,827	31.15	(9,568)
March 31, 2024	631,027	631,027	987,630	1,224,297	428,593	718,671	46.79	(12,853)
March 31, 2023	1,132,202	705,403	511,743	454,640	504,564	596,611	37.70	(42,429)

(1)	This column corresponds to Jan D’Alvise, who served as PEO through April 4, 2023.
(2)	This column corresponds to Mr. Kohli, who assumed the PEO role effective April 4, 2023.
(3)
For the fiscal year ended March 31, 2025, the non-PEO NEOs were Amresh Kumar and Carrie D’Andrea. For the fiscal year ended March 31, 2024, the non-PEO NEOs were Amresh Kumar, Carrie D’Andrea, Pierre Lemieux and Brian Ford. For the fiscal year ended March 31, 2023, the non-PEO NEOs were George Kottayil, Brian Ford and Pierre Lemieux.

(4)
Our TSR for each of the applicable fiscal years is calculated based on a fixed investment of $100 at the applicable measurement point (March 31, 2022) on the same cumulative basis as is used in Item 201(e) of Regulation S-K.

(5)	Net loss is as reported in our consolidated financial statements.
The 2025 CAP to our PEOs and the average CAP to our non-PEO NEOs reflects the following adjustments required by the applicable SEC rules from the total compensation reported in the SCT:

	Current PEO ($)	Average of Non-PEO NEOs ($)
Total Reported in 2025 SCT	1,074,621	421,563
Less: value of equity award reported in the SCT	(324,621)	(49,763)
Add: year-end value of equity awards granted in 2025 that are unvested and outstanding	160,689	24,633
Add: change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	(133,462)	(26,690)
Add: fair market value of equity awards granted in 2025 and that vested in 2025	81,126	12,436
Add: change in fair value (from prior year-end) of prior year equity awards that vested in 2025	(113,690)	(21,352)
Compensation Actually Paid for 2025	744,663	360,827

PEO and Average Non-PEO NEOs CAP vs Company Net Loss
1,500
1,000
500
-
Thousands
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
(30,000)
(35,000)
(40,000)
(45,000)
Net Loss (in Thousands)
2023
2024
2025
Compensation Actually Paid to PEO 1 ($)
Compensation Actually Paid to PEO 2 ($)
Average Summary Compensation Table Total for Non-PEO NEOs ($)
Net Loss ($)

PEO and Average Non-PEO NEOs CAP
vs Company TSR
1,400
1,200
1,000
800
600
400
200
-
Thousands
50.00
45.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
Value of $100 Invested on 3/31/2022
2023
2024
2025
Compensation Actually Paid to PEO 1 ($)
Compensation Actually Paid to PEO 2 ($)
Average Summary Compensation Table Total for Non-PEO NEOs ($)
TSR ($)

Policies and Practices Related to the Grant of Certain Equity Awards
Although we do not have a formal policy that requires us to award equity or equity-based compensation on specific dates, we generally issue equity awards to our employees, including our executive officers, annually in the first calendar quarter, and such awards are approved by our Board or Compensation Committee during the first quarter. In certain circumstances, including the hiring of an employee, the Board or Compensation Committee may approve grants to be effective at other times.
Our Board and Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such awards. Further, our Board and Compensation Committee has not timed, and does not plan to time, the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During the fiscal year ended March 31, 2025, no named executive officer was granted any stock options during the period beginning four business days before, and ending one business day after, the filing of a quarterly report on Form 10-Q or an annual report on Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information.

DIRECTOR COMPENSATION
The following table shows information with respect to the compensation of our non-employee directors who served on our Board during Fiscal Year 2025:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Vimal Kavuru	95,000	21,074	116,074
A. Brian Davis	62,000	21,074	83,074
S. George Kottayil	40,000	21,074	61,074
Edward Neugeboren	54,000	21,074	75,074

(1)
Calculated in accordance with FASB ASC Topic 718, “Compensation — Stock Compensation.” The fair value of stock options is estimated at the grant date using the Black-Scholes option pricing model, which uses various inputs including fair value of the common stock at the grant date, expected term, historical volatility, risk-free interest rate and expected dividend yields of the common stock. Although the assumptions used reflect management’s best estimates, they involve inherent uncertainties based on market conditions generally outside of the Company’s control.

(2)
As of March 31, 2025, the following non-employee directors held options to purchase the following number of shares of our common stock. None of our non-employee directors held any stock awards as of March 31, 2025.

Name	Option Awards (#)
Vimal Kavuru	37,017
A. Brian Davis	22,500
S. George Kottayil	22,500
Edward Neugeboren	22,500

Narrative to Director Compensation Table
Our non-employee director compensation program was established based on the advice and input of our independent compensation consultant, Pearl Meyer, to, among other matters, enable us to attract and retain qualified directors. Periodically, our Compensation Committee engages Pearl Meyer to review our director compensation program and the practices of similarly situated public life science companies to seek to align our director compensation with the compensation levels of such companies.
Our non-employee directors’ compensation consists of an annual fixed compensation of $75,000 for the Chair of the Board and $40,000 for the other non-employee directors.
Following their first election or appointment to the Board, non-employee directors are eligible to receive an initial equity grant of 20,000 stock options vesting over a three-year period, with one-third vesting on the first anniversary of the grant date and the remaining two-thirds vesting over the subsequent two-year period in substantially equal monthly installments, subject to the other terms and conditions of the Acasti Pharma Inc. Stock Option Plan or the Grace Therapeutics, Inc. 2024 Equity Incentive Plan (“2024 Plan”), as applicable. In addition to their initial grant, non-employee directors are eligible to receive an annual equity grant of 10,000 stock options generally vesting monthly in equal installments over a 12-month period. These awards will be granted generally at the same time that Grace performs its annual performance review for employees, subject to availability of shares and subject to the terms and conditions of the Acasti Pharma Inc. Stock Option Plan or the 2024 Plan, as applicable.
Mr. Kohli does not receive any additional compensation for his service as a director. Information regarding the compensation for Mr. Kohli is reflected in the “—Summary Compensation Table” set forth above in this Proxy Statement.

Committee Compensation
Prior to November 12, 2024, the Chair of the Audit Committee and the Chair of the GHR Committee received additional compensation of $16,000 and $12,000, respectively, while members of the Audit Committee and members of the GHR Committee received additional compensation of $8,000 and $6,000, respectively. In connection with the Domestication, on November 12, 2024, the Board separated the GHR Committee into a Compensation Committee and a Nominating and Corporate Governance Committee and amended the compensation for committee members as follows:
Audit Committee
•	Chair: $16,000
•	Member: $8,000
Nominating and Corporate Governance Committee
•	Chair: $4,000
•	Member: $2,000
Compensation Committee
•	Chair: $8,000
•	Member: $4,000

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of March 31, 2025.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Grace Therapeutics, Inc. 2024 Equity Incentive Plan	15,000(1)	$3.19	1,335,000
Acasti Pharma Inc. Stock Option Plan	919,923(2)	$3.53	—
Acasti Pharma Inc. Equity Incentive Plan	—(3)	—	—
Equity compensation plans not approved by security holders	—	—	—
Total	934,923	$3.52	1,335,000

(1)	Consists of outstanding stock options to purchase 15,000 shares of common stock pursuant to the 2024 Plan, which was adopted by our stockholders at 2024 Annual Meeting on September 30, 2024.
(2)
Consists of outstanding stock options to purchase 919,923 shares of common stock pursuant to the Acasti Pharma Inc. Stock Option Plan. Following the adoption of the 2024 Plan, no awards will be granted under the Acasti Pharma Inc. Stock Option Plan.

(3)	Following the adoption of the 2024 Plan, no awards will be granted under the Acasti Pharma Inc. Equity Incentive Plan.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
Related Person Transactions Policy and Procedures
In addition to the Company’s Code of Conduct and Ethics, which serves as the primary guide to avoiding circumstances that may create a conflict, or the appearance of a conflict, between the personal interests of related persons and the interests of the Company, the Board has adopted a written policy with respect to the review, approval or disapproval and/or ratification of related party transactions. Under the policy, the Audit Committee is responsible for reviewing and approving or disapproving related party transactions. During its review and approval of related party transactions, the Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires the Audit Committee to consider, among other factors:
•	whether the terms of the related party transaction (taken together) are fair to the Company and on the same basis that would apply if the transaction did not involve a related person;
•	whether there are business reasons for the Company to enter into the related party transaction;
•	whether the related party transaction would impair the independence of a non-employee director (including, if applicable, with respect to the director’s capacity as a committee member); and
•
whether the related party transaction would present an improper conflict of interest (or result in an inappropriate appearance of conflict of interest) for any director or executive officer, taking into account the size of the transaction or transactions, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction or transactions of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

The Audit Committee may only approve those transactions that are in, or are not inconsistent with, the Company’s best interests and those of its stockholders, as the Audit Committee determines in good faith. In addition, under the Company’s Code of Conduct and Ethics, the Company’s employees, directors and director nominees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
Certain Related Person Transactions
Below is a description of transactions in which the Company was or will be a participant, in which the amount involved in the transaction (or series of related transactions) exceeded $120,000, and in which any of the Company’s directors, executive officers or beneficial owners of more than 5% of the Company’s common stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than employment, compensation, termination, indemnification and change in control arrangements with the Company’s Named Executive Officers, which are described under the “Executive Compensation” section of this Proxy Statement.
2025 Private Placement
On February 11, 2025, the Company sold in a private placement (the “2025 Private Placement”) an aggregate of 3,252,132 shares of common stock, at a purchase price of $3.395 per share (the “Shares”), and pre-funded warrants to purchase up to 1,166,160 shares of common stock, at a purchase price equal to the purchase price per Share less $0.0001 (the “2025 Pre-Funded Warrants”). Each 2025 Pre-Funded Warrant is exercisable for one share of common stock at an exercise price of $0.0001 per share, is exercisable immediately and will expire once exercised in full. The net proceeds to the Company were approximately $13.5 million, after deducting fees and expenses.
For each Share and 2025 Pre-Funded Warrant issued, the Company sold and issued to each purchaser an accompanying common warrant to purchase shares of common stock (or 2025 Pre-Funded Warrants in lieu thereof), exercisable for an aggregate of 4,418,292 shares of common stock (or 2025 Pre-Funded Warrants in lieu thereof) (the “2025 Common Warrants”). Each 2025 Common Warrant is exercisable for one share of common stock at an exercise price of $3.395 per share, is immediately exercisable and will expire on the earlier of (i) the 60th day after the date the Food and Drug Administration (“FDA”) approves the New Drug Application (“NDA”) for the Company’s product candidate GTx-104, and (ii) September 25, 2028.
The 2025 Private Placement included the issuance of common stock, 2025 Pre-Funded Warrants, and 2025 Common Warrants to related parties namely (i) Shore Pharma LLC, an entity held in a trust for the benefit of immediate family members of Vimal Kavuru, the Chair of the Company’s Board of Directors and (ii) ADAR1 Partners, LP, AIGH Investment Partners, LP, and SS Pharma LLC, each a beneficial owner of more than 5% of the common stock prior to the 2025 Private Placement, resulting in gross proceeds of approximately $5.7 million.
2023 Private Placement
In September 2023, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors in connection with a private placement of common stock (the “2023 Private Placement”). Pursuant to the Purchase Agreement, the Company sold 1,951,371 common shares, at a purchase price of $1.848 per share and pre-funded warrants to purchase up to 2,106,853 common shares at a purchase price equal to the purchase price per common share less $0.0001 (the “2023 Pre-Funded Warrants”). Each 2023 Pre-Funded Warrant is exercisable for one share of common stock at an exercise price of $0.0001 per share, is immediately exercisable and will expire once exercised in full. Pursuant to the Purchase Agreement, the Company also sold and issued, to such institutional and accredited investors, common warrants to purchase common shares exercisable for an aggregate of 2,536,391 common shares (the “2023 Common Warrant”). Under the terms of the Purchase Agreement, for each common share and each 2023 Pre-Funded Warrant sold and issued in the 2023 Private Placement, an accompanying five-eighths (0.625) of a 2023 Common Warrant was issued to the purchaser thereof. Each whole 2023 Common Warrant is exercisable for one share of common stock at an exercise price of $3.003 per share, is immediately exercisable and will expire on the earlier of (i) the 60th day after the date of the acceptance by the FDA of an NDA for the Company’s product candidate GTx-104 or (ii) September 25, 2028. The net proceeds to the Company from the 2023 Private Placement were approximately $7.3 million, after deducting fees and expenses.
The 2023 Private Placement included the issuance of common shares, 2023 Pre-Funded Warrants, and 2023 Common Warrants to related parties namely (i) Shore Pharma LLC, the beneficial owner of 6.9% of common shares outstanding prior to the 2023 Private Placement, and an entity that was controlled by Vimal Kavuru, the Chair of the Company’s Board of Directors, at the time of the 2023 Private Placement and (ii) SS Pharma LLC, the beneficial owner of 5.5% of common shares outstanding prior to the 2023 Private Placement, resulting in gross proceeds of $2.5 million.
Indemnification
The Company’s Certificate of Incorporation contains provisions that limit the liability of the Company’s directors and officers for monetary damages to the fullest extent permitted by the General Corporate Law of the State of Delaware (“DGCL”). In addition, if the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of the Company’s directors and officers will be further limited to the greatest extent permitted by the DGCL.
The Company’s Bylaws provide that the Company will indemnify its directors and officers, and may indemnify its employees, agents and any other persons, to the fullest extent permitted by the DGCL, subject to limited exceptions. The Company’s Bylaws also provide that the Company must advance expenses incurred by or on behalf of a current or former director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.
Further, the Company has entered into indemnification agreements with each of its directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require the Company, among other things, to indemnify its directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require the Company to advance all expenses reasonably and actually incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. The Company believes that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers. Directors’ and officers’ liability insurance has been purchased for the benefit of the Company’s directors and officers to back up the Company’s indemnification of them against liability incurred in their capacity as directors and officers, subject to certain limitations under applicable law. The Company also maintains insurance policies under which its directors and officers are insured, within the limits and subject to the limitations of those policies, against certain expenses in connection with the defense of, and certain liabilities which might be imposed as a result of, actions, suits, or proceedings to which they are parties by reason of being or having been directors or officers of the Company. The coverage provided by these policies may apply whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
If you wish to propose a matter for consideration at the 2026 Annual Meeting, then the proposal must be received at our registered office at Grace Therapeutics, Inc., 103 Carnegie Center, Suite 300, Princeton, New Jersey 08540, Attn: Corporate Secretary and in compliance with the requirements set forth below.
In order for a stockholder proposal to be eligible under Rule 14a-8 of the Exchange Act for consideration at the 2026 Annual Meeting, such proposal must be received, along with proof of ownership of our common stock, no later than March 30, 2026, the date that is 120 calendar days prior to the first anniversary of the date this Proxy Statement was first released to stockholders. This date will change if the date of the 2026 Annual Meeting is more than 30 calendar days earlier or later than September 12, 2026.
In addition, our Bylaws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the 2025 Annual Meeting. Therefore, to be presented at the 2026 Annual Meeting, we must receive such a proposal no earlier than the close of business on May 15, 2026 and no later than the close of business on June 14, 2026. However, if the date of the 2026 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the 2025 Annual Meeting, notice by the stockholder must be so delivered not earlier than the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.
In addition to satisfying the foregoing advance notice requirements under the Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 14, 2026, which is 60 days prior to the one-year anniversary of this year’s Annual Meeting. If the date of the 2026 Annual Meeting is 30 calendar days earlier or later than September 12, 2026, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following public announcement by us of the date of the 2026 Annual Meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Notice and, if applicable, a printed version of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to receive individual copies. This procedure reduces our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Corporate Secretary at Grace Therapeutics, Inc., 103 Carnegie Center, Suite 300, Princeton, New Jersey, or via telephone at (609)-322-1602. If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies of the Notice in the future, please contact our Corporate Secretary as indicated above.
If your shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or nominee directly if you have questions, require additional copies of our materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.
Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,

/s/ Prashant Kohli
Prashant Kohli
Chief Executive Officer

Princeton, New Jersey
July 28, 2025
A copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended March 31, 2025 is available without charge upon written request to: Corporate Secretary, Grace Therapeutics, Inc., 103 Carnegie
Center, Suite 300, Princeton, New Jersey 08540.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GRCE2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 11, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76683-P35990 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRACE THERAPEUTICS, INC.

The Board of Directors recommends you vote "FOR ALL" the following nominees for the following proposal:

	For All	Withhold All	For All Except
1. To elect the five nominees for director named in the Proxy Statement for a one-year term expiring at the 2026 Annual Meeting of Stockholders of Grace Therapeutics, Inc. (the "Company").	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian Davis
02) Vimal Kavuru
03) Prashant Kohli
04) George Kottayil
05) Edward Neugeboren

The Board of Directors recommends you vote "FOR" the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V76684-P35990

GRACE THERAPEUTICS, INC.
2025 Annual Meeting of Stockholders
September 12, 2025 8:30 a.m. Eastern Time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Prashant Kohli and Robert DelAversano, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GRACE THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m. Eastern Time, on Friday, September 12, 2025, at www.virtualshareholdermeeting.com/GRCE2025, and any adjournment or postponement thereof. The stockholder(s) hereby authorize(s) the proxies to vote in such proxies' discretion on any additional matters properly presented for a vote at the 2025 Annual Meeting of Stockholders or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side